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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Cygnet Financial Corporation:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Combined Financial Data" in the prospectus.

                                               /s/ KPMG PEAT MARWICK LLP

Phoenix, Arizona

August 3, 1998